UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05445
Name of Registrant:	Vanguard Fenway Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: September 30
Date of reporting period: October 1, 2015 – September 30, 2016
Item 1: Reports to Shareholders

Annual Report | September 30, 2016

Vanguard Equity Income Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisors’ Report.	6
Fund Profile.	10
Performance Summary.	11
Financial Statements.	13
Your Fund’s After-Tax Returns.	28
About Your Fund’s Expenses.	29
Glossary.	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• The fund returned more than 17% for the 12 months ended September 30, 2016. It trailed its benchmark’s 18.89% return but exceeded the 13.93% average return of its peers.

• All ten industry sectors represented in the fund during the entire period posted positive results. Only consumer discretionary and financials returned less than 10%.

• Information technology (+29%), materials (+25%), and telecommunication services stocks (+24%) posted the highest returns, but the latter two trailed the benchmark’s corresponding sectors by several percentage points.

• Health care (+15%) and energy (+14%) were notable underperformers because of lagging selections by the fund’s advisors.

• Near the end of the period, most real estate investment trusts were moved out of the financial sector and into the new real estate sector, the 11th in the benchmark.

• Over the past ten years, the fund’s average annual return exceeded that of its benchmark index and its peer group.

Total Returns: Fiscal Year Ended September 30, 2016
Total
Returns
Vanguard Equity Income Fund
Investor Shares	17.21%
Admiral™ Shares	17.35
FTSE High Dividend Yield Index	18.89
Equity Income Funds Average	13.93
Equity Income Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Total Returns: Ten Years Ended September 30, 2016
Average
Annual Return
Equity Income Fund Investor Shares	7.63%
Spliced Equity Income Index	7.40
Equity Income Funds Average	5.79
For a benchmark description, see the Glossary.
Equity Income Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Equity Income Fund	0.26%	0.17%	1.20%

The fund expense ratios shown are from the prospectus dated January 27, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2016, the fund’s expense ratios were 0.26% for Investor Shares and 0.17% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Equity Income Funds.

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

If you think you’ve had reason to feel uneasy about the investment environment lately, you’re not imagining things. In just the past few months, we’ve seen economic uncertainty, intense political polarization, and super-low bond yields. Yet at the same time, the stock market kept pushing higher.

In this confusing and sometimes contradictory climate, you may be asking yourself a question that I hear often: How do I make sense of all this, keep investing, and still get a good night’s sleep?

As with any problem, there are multiple ways to go at it. But there’s one approach in particular that is simple, straightforward, and nearly foolproof: Save more money. Not only can saving more give you a greater sense of control over your investment plan, it can help compensate for long-term returns that, in our estimation, could fall short of historical averages.

I love the way one of our investment pros put it. Fran Kinniry this summer told The Wall Street Journal, “Investing is always a partnership between you and the markets.” He explained that the markets carried more than their fair share of the weight for a couple of decades, through the 1990s, providing outsized returns that made the investor’s half of the partnership relatively light work. “But now you are going to have to be the majority partner.”

Sobering? Sure. Hopeless? Definitely not.

Over the 12 months since last September, U.S. stocks returned 15%, though the rise has not been a one-way ticket straight up. International markets have also posted strong returns, but lower than those of the broad U.S. market. The decision by United Kingdom voters in June to exit the European Union came as a surprise but caused market heartburn for only a few days.

In fixed income, yields remained extremely low—about 1.60% on the 10-year U.S. Treasury note at the end of September, after dipping below 1.40% over the summer. And bond yields in some international markets were negative.

Even this relatively small window of time illustrates a truism of the financial markets: There will always be segments that perform well and others that don’t. Saving more saves you from trying to control the uncontrollable—how economies and the markets perform. And it keeps you in control of one of the most vital parts of your investment program.

Although the “save more” logic is easy to grasp, it’s not always easy to follow. Bills, illness, the loss of a job—these can affect any of us.

But whatever our circumstances, figuring out how to save more is worth the effort. It requires that we make difficult decisions to forgo some consumption today to increase the likelihood of consuming (or consuming more) in the future. This is the very heart of investing. Sacrifices are never fun, so consider carrying them out systematically and in doses that you

Market Barometer
	Average Annual Total Returns
	Periods Ended September 30, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	14.93%	10.78%	16.41%
Russell 2000 Index (Small-caps)	15.47	6.71	15.82
Russell 3000 Index (Broad U.S. market)	14.96	10.44	16.36
FTSE All-World ex US Index (International)	9.62	0.71	6.50

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	5.19%	4.03%	3.08%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	5.58	5.54	4.48
Citigroup Three-Month U.S. Treasury Bill Index	0.20	0.06	0.06

CPI
Consumer Price Index	1.46%	1.03%	1.25%

can be comfortable with—for instance, gradually getting up to the max in your IRA, or adding a percentage point or so to the amount you stash in your employer’s retirement plan. As a point of reference, we generally suggest that investors strive for a retirement savings rate of 12%–15%, including any employer contributions.

If you need more convincing about the wisdom of the “save more” course of action, it might be helpful to examine your alternatives. This list is by no means exhaustive, but it hits on a few of the big ones, and none are without risk.

• Reach for yield. With yields so low on many types of bonds, it’s tempting to find the corners of the fixed income market where payouts are juicier. But with the juice comes considerable risk. You need to be aware that you’d be taking on more risk—and how much more.

• Go all-in on a hot-performing asset class or fund. By now, you know better than that, right?

• Sit tight. This approach isn’t a terrible idea; it’s better than panicking and deciding to just “do something,” particularly if that means changing your approach in response to the market’s movements.

Here’s the inescapably challenging part of your partnership with the markets: In the short run, your “partner” is fickle, emotional, and wildly unpredictable. But in the long run, your partner is mostly rational and extremely helpful.

The best way to minimize your vulnerability to the market’s mood swings, and to maximize the benefit of your partner’s longer-term strengths, is to expect less and save more. Maybe the markets will deliver better-than-expected returns. Maybe they’ll be consistent with our more modest expectations. In either case, a higher savings rate can help put you in a better position to reach your goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 18, 2016

Advisors’ Report

For the fiscal year ended September 30, 2016, Vanguard Equity Income Fund returned more than 17%, a step behind its benchmark but ahead of the average return of its peers and the broad U.S. stock market. Your fund is managed by two independent investment advisors, Wellington Management Company and Vanguard’s Quantitative Equity Group. The use of two advisors provides exposure to distinct yet complementary investment approaches, enhancing the diversification of your fund. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage and amount of the fund’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how their portfolio positioning reflects this assessment. These comments were prepared on October 17, 2016.

Wellington Management Company llp

Portfolio Manager:

W. Michael Reckmeyer, III, CFA,
Senior Managing Director
and Equity Portfolio Manager

Investors experienced a choppy 12 months highlighted by divergent central bank actions, global uncertainty, oil price fluctuations, and the United Kingdom’s unexpected decision to leave the European

Vanguard Equity Income Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	64	15,105	A fundamental approach to seeking desirable stocks.
Company LLP			Our selections typically offer above-average dividend
			yields, below-average valuations, and the potential for
			dividend increases in the future.
Vanguard Quantitative Equity	34	8,142	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings and balance-sheet quality of companies
			as compared with their peers.
Cash Investments	2	355	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

Union. The much-anticipated monetary-policy divergence materialized in late 2015 when the European Central Bank and the Bank of Japan announced additional policy easing—including negative interest rates and additional purchases of domestic securities—and the U.S. Federal Reserve initiated its well-telegraphed liftoff in December.

The start of 2016 was volatile as Chinese stocks plunged in early January, sparking global “risk-off” trading. U.S. stocks moved in virtual lockstep with the price of oil at the start of the year as fears of a recession weighed on investors’ minds. Markets then surged in the second half of the quarter as solid economic data, stabilization in oil prices, and accommodative Fed comments helped calm the market’s jitters. However, June brought fresh concerns largely because of the British vote to leave the European Union.

Despite a negative initial market reaction, U.S. stocks staged an impressive comeback, keeping the seven-year-old bull market intact. The third quarter was relatively uneventful, as markets rose amid subsiding Brexit fears and expectations for continued accommodative monetary policy from central banks around the globe. At its September meeting, the Fed decided to leave interest rates unchanged as Fed Chair Janet Yellen indicated that the case for a rate increase had strengthened but not enough to warrant a move. There was some volatility in September because of the U.S. presidential election campaign, tepid economic data, and valuation concerns.

Our modest underperformance was driven by sector allocation, a function of our bottom-up stock selection process. A cash position in a strong equity market and an overweight allocation to financials detracted most from relative performance. Stock selection in health care, utilities, and telecommunication services also hurt performance. Among individual stocks, our positions in Marathon Oil and Novartis, as well as our decision not to own benchmark constituent AT&T, detracted most. We eliminated our position in Marathon Oil as eroding oil fundamentals caused management to cut its dividend.

Security selection contributed to relative performance, led by energy, financials, and industrials. An underweight allocation to consumer discretionary also aided relative performance. Top individual contributors to relative performance included Marsh & McLennan and our new position in TransCanada. Our decision not to own energy company Kinder Morgan also benefited portfolio performance.

At the end of the period, we were most overweighted in financials, health care, and energy. Consumer staples, information technology, and telecommunication services were most underweighted relative to the benchmark.

Significant purchases in the past 12 months included new positions in VF, Canadian Natural Resources, and TransCanada. We also added to our position in Philip Morris International. We trimmed our position in Home Depot and eliminated National Grid, Waste Management, and Texas Instruments based on our valuation concerns.

As always, we remain focused on finding investment opportunities in quality dividend-paying companies with attractive total return potential at discounted valuations.

Vanguard Quantitative Equity Group

Portfolio Managers:

Michael R. Roach, CFA

James P. Stetler, Principal

Binbin Guo, Principal, Head of Equity
Research and Portfolio Strategies

For the 12 months ended September 30, the broad U.S. equity market, as represented by the Russell 3000 Index, was up 14.96%. Small-capitalization stocks outpaced the large- and mid-cap universe Value stocks outperformed growth stocks Globally, emerging markets surpassed developed markets. Performance within the fund’s FTSE benchmark was positive across all 11 sectors (real estate became a separate sector on September 1), and particularly strong in the information technology and consumer staples sectors.

Growth around the globe remains subdued. The U.S. economy grew at an annual rate of 1.4% in the second quarter of 2016 after only a 0.8% increase in the first quarter. The increased rate of growth reflected positive contributions from personal consumption expenditures, exports, and nonresidential fixed investment, but declines in private inventory investment and residential fixed investment weighed on the U.S. economy.

The International Monetary Fund estimated global growth at 2.9% in the first half of 2016, slightly weaker than in the second half of 2015.

Brexit is still unfolding, as the long-term arrangements between the United Kingdom and the European Union will be uncertain for some time. There is a partial recovery in commodity prices. After hitting a ten-year low in January 2016, oil prices rallied by 50% to $45 in August, mostly due to production outages. Nonfuel commodity prices have also increased, with metals and agricultural commodity prices rising by 12% and 9%, respectively.

While we seek to understand the impact of macro factors on fund performance, we emphasize that our process is centered on specific stock fundamentals. We use a quantitative approach to systematically identify stocks in our investment universe that we believe are more likely to exhibit long-term outperformance. Our process focuses on valuation and other factors that contribute to fundamental growth. Using the results of our model, we then construct our portfolio with the goal of maximizing expected return while minimizing exposure to risks that our research indicates do not improve returns, such as industry selection and other risks relative to our benchmark.

As with any investment management process, there will be periods when our model does not perform as expected. Unfortunately, over the current annual period, the stocks that outperformed had characteristics that our model did not pursue. While we are disappointed with the performance results, it is important to remind our investors that through different market environments, we maintain our commitment to invest in stocks with attractive fundamentals that we believe will outperform in the long run.

For the fiscal year, our valuation and management decision models were the strongest contributors to performance. However, our sentiment model did not perform as expected.

Our stock selection results varied across sectors throughout the year. We produced positive selections in financials and consumer staples. However, our stock selection within the energy sector was most disappointing and had the biggest impact on performance. Our strength in the financial sector can be attributed to an overweight in Navient (+35%) and an underweight in MetLife (–2.5%). Consumer staples performance benefited from overweighting Ingredion (+23%) and Nu Skin Enterprises (+63%). In the energy sector, an overweight in Ensco (–19%), Western Refining (–37%), and HollyFrontier (–48%) significantly detracted from performance.

Equity Income Fund

Fund Profile
As of September 30, 2016

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VEIPX	VEIRX
Expense Ratio[1]	0.26%	0.17%
30-Day SEC Yield	2.86%	2.96%

Portfolio Characteristics
			DJ
			U.S.
		FTSE High	Total
		Dividend	Market
		Yield	FA
	Fund	Index	Index
Number of Stocks	211	414	3,850
Median Market Cap	$102.0B	$108.8B	$51.8B
Price/Earnings Ratio	20.5x	20.7x	23.7x
Price/Book Ratio	2.6x	2.7x	2.8x
Return on Equity	17.7%	17.7%	16.6%
Earnings Growth
Rate	1.9%	1.0%	7.6%
Dividend Yield	3.2%	3.2%	2.0%
Foreign Holdings	8.6%	0.0%	0.0%
Turnover Rate	26%	—	—
Short-Term
Reserves	2.6%	—	—

Sector Diversification (% of equity exposure)
		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	FA Index
Consumer
Discretionary	5.0%	5.8%	12.8%
Consumer Staples	12.9	14.6	8.7
Energy	11.6	10.6	6.7
Financials	16.0	13.2	13.3
Health Care	12.6	11.4	14.2
Industrials	12.3	11.5	10.3
Information
Technology	14.5	15.6	20.7
Materials	2.8	3.5	3.3
Real Estate	0.1	0.0	4.3
Telecommunication
Services	4.4	5.6	2.4
Utilities	7.8	8.2	3.3

Volatility Measures
	FTSE High	DJ
	Dividend	U.S. Total
	Yield	Market
	Index	FA Index
R-Squared	0.98	0.91
Beta	0.98	0.87
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Microsoft Corp.	Systems Software	4.6%
Johnson & Johnson	Pharmaceuticals	3.3
JPMorgan Chase & Co.	Diversified Banks	3.0
General Electric Co.	Industrial
	Conglomerates	2.7
Wells Fargo & Co.	Diversified Banks	2.6
Philip Morris
International Inc.	Tobacco	2.5
Cisco Systems Inc.	Communications
	Equipment	2.5
Exxon Mobil Corp.	Integrated Oil & Gas	2.5
Merck & Co. Inc.	Pharmaceuticals	2.4
Verizon Communications Integrated
Inc.	Telecommunication
	Services	2.4
Top Ten		28.5%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 27, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2016, the expense ratios were 0.26% for Investor Shares and 0.17% for Admiral Shares.

Equity Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2006, Through September 30, 2016
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2016
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Equity Income Fund Investor Shares	17.21%	15.57%	7.63%	$20,853
••••••••	Spliced Equity Income Index	18.89	15.92	7.40	20,423
– – – –	Equity Income Funds Average	13.93	12.93	5.79	17,560
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	14.93	16.30	7.49	20,592
For a benchmark description, see the Glossary.
Equity Income Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Equity Income Fund Admiral Shares	17.35%	15.67%	7.73%	$105,318
Spliced Equity Income Index	18.89	15.92	7.40	102,117
Dow Jones U.S. Total Stock Market Float
Adjusted Index	14.93	16.30	7.49	102,961

See Financial Highlights for dividend and capital gains information.

Equity Income Fund

Fiscal-Year Total Returns (%): September 30, 2006, Through September 30, 2016

For a benchmark description, see the Glossary.

Equity Income Fund

Financial Statements

Statement of Net Assets
As of September 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.8%)[1]
Consumer Discretionary (4.6%)
	Home Depot Inc.	2,288,882	294,533
	McDonald’s Corp.	1,876,670	216,493
	VF Corp.	2,892,481	162,124
	Ford Motor Co.	6,826,962	82,401
^	Nordstrom Inc.	995,704	51,657
	Carnival Corp.	1,042,096	50,875
	Darden Restaurants Inc.	762,604	46,763
	Best Buy Co. Inc.	1,130,941	43,179
	Leggett & Platt Inc.	618,031	28,170
	American Eagle
	Outfitters Inc.	1,193,190	21,310
	Omnicom Group Inc.	195,512	16,619
^	Regal Entertainment
	Group Class A	740,926	16,115
	General Motors Co.	417,634	13,268
	International Game
	Technology plc	528,274	12,879
	Tupperware Brands Corp.	191,987	12,550
	TEGNA Inc.	345,377	7,550
	Time Inc.	488,249	7,070
	Rent-A-Center Inc.	470,702	5,950
	Bob Evans Farms Inc.	145,836	5,586
	Gannett Co. Inc.	218,253	2,541
	Superior Industries
	International Inc.	12,900	376
			1,098,009
Consumer Staples (12.5%)
	Philip Morris
	International Inc.	6,125,236	595,495
	Coca-Cola Co.	7,135,204	301,962
	Kraft Heinz Co.	3,210,869	287,405
	PepsiCo Inc.	2,448,619	266,336
^	Procter & Gamble Co.	2,942,800	264,116
	Altria Group Inc.	3,752,700	237,283
	British American
	Tobacco plc	3,651,658	233,534
	Wal-Mart Stores Inc.	2,692,924	194,214

	Diageo plc ADR	971,619	112,747
	Unilever NV	1,638,792	75,548
	Kimberly-Clark Corp.	588,922	74,286
	General Mills Inc.	1,132,169	72,323
	ConAgra Foods Inc.	1,350,608	63,627
	Ingredion Inc.	321,064	42,721
	Campbell Soup Co.	581,694	31,819
	Nu Skin Enterprises Inc.
	Class A	481,560	31,195
	Sysco Corp.	480,468	23,548
	Dr Pepper Snapple
	Group Inc.	173,340	15,828
	Universal Corp.	271,468	15,805
			2,939,792
Energy (11.3%)
	Exxon Mobil Corp.	6,642,135	579,725
	Chevron Corp.	4,721,987	485,987
	Suncor Energy Inc.	10,381,739	288,405
	Occidental Petroleum
	Corp.	3,231,279	235,625
	Canadian Natural
	Resources Ltd.	5,913,444	189,467
^	TransCanada Corp.	3,642,670	173,006
	Phillips 66	1,979,770	159,470
	Enbridge Inc.	3,181,066	140,699
	Valero Energy Corp.	1,207,038	63,973
	ONEOK Inc.	1,080,386	55,521
	Spectra Energy Corp.	948,374	40,543
	Noble Corp. plc	6,076,659	38,526
^	Nordic American
	Tankers Ltd.	3,128,981	31,634
	Ensco plc Class A	3,418,709	29,059
	PBF Energy Inc. Class A	1,232,959	27,914
	Western Refining Inc.	921,505	24,383
^	Ship Finance
	International Ltd.	1,479,235	21,789
	Scorpio Tankers Inc.	4,598,955	21,293
	Oceaneering
	International Inc.	609,155	16,758
	Murphy Oil Corp.	545,943	16,597

Equity Income Fund

		Market
		Value•
	Shares	($000)
Helmerich & Payne Inc.	146,884	9,885
ConocoPhillips	123,508	5,369
Cosan Ltd.	300,869	2,151
Archrock Inc.	77,900	1,019
		2,658,798
Financials (15.6%)
JPMorgan Chase & Co.	10,576,617	704,297
Wells Fargo & Co.	13,714,235	607,266
Marsh & McLennan
Cos. Inc.	5,741,148	386,092
PNC Financial Services
Group Inc.	2,719,094	244,963
BlackRock Inc.	647,878	234,830
Chubb Ltd.	1,854,568	233,027
MetLife Inc.	4,346,015	193,093
Thomson Reuters Corp.	3,420,877	141,556
M&T Bank Corp.	1,148,058	133,290
Principal Financial
Group Inc.	2,335,566	120,305
US Bancorp	2,565,365	110,029
Prudential Financial Inc.	951,566	77,695
Travelers Cos. Inc.	618,068	70,800
Aflac Inc.	921,463	66,226
SunTrust Banks Inc.	1,409,119	61,719
Fifth Third Bancorp	2,895,568	59,243
Ameriprise Financial Inc.	589,717	58,836
Regions Financial Corp.	5,725,714	56,513
Navient Corp.	3,334,966	48,257
NorthStar Asset
Management Group Inc.	976,247	12,623
Federated Investors Inc.
Class B	245,559	7,276
IBERIABANK Corp.	90,239	6,057
^ LPL Financial Holdings Inc.	195,753	5,855
Lazard Ltd. Class A	154,795	5,628
Axis Capital Holdings Ltd.	92,340	5,017
Allied World Assurance
Co. Holdings AG	120,637	4,876
Old Republic International
Corp.	248,702	4,382
Validus Holdings Ltd.	83,613	4,166
Eaton Vance Corp.	87,129	3,402
Washington Federal Inc.	91,000	2,428
First American Financial
Corp.	42,578	1,672
Maiden Holdings Ltd.	32,400	411
		3,671,830
Health Care (12.1%)
Johnson & Johnson	6,657,129	786,407
Merck & Co. Inc.	9,156,790	571,475
Pfizer Inc.	15,272,002	517,263
Bristol-Myers Squibb Co.	4,426,975	238,703
Novartis AG	2,435,909	191,563
Roche Holding AG	622,445	154,202

^	AstraZeneca plc ADR	3,922,662	128,899
	Eli Lilly & Co.	1,425,369	114,400
	Amgen Inc.	575,261	95,959
	AbbVie Inc.	813,667	51,318
	Quest Diagnostics Inc.	136,252	11,531
	Baxter International Inc.	84,211	4,008
	Kindred Healthcare Inc.	72,400	740
			2,866,468
Industrials (11.9%)
	General Electric Co.	21,719,871	643,343
	Eaton Corp. plc	4,652,267	305,701
	Union Pacific Corp.	2,814,682	274,516
	3M Co.	1,510,205	266,143
	Raytheon Co.	1,622,775	220,908
	Honeywell International
	Inc.	1,731,310	201,853
	United Technologies
	Corp.	1,893,222	192,351
	United Parcel Service
	Inc. Class B	1,159,924	126,849
	Caterpillar Inc.	1,197,982	106,345
	Stanley Black & Decker
	Inc.	478,024	58,787
	CH Robinson Worldwide
	Inc.	705,655	49,721
^	GATX Corp.	930,848	41,469
	PACCAR Inc.	553,014	32,506
^	Copa Holdings SA Class A 351,540		30,911
	Boeing Co.	221,453	29,174
	RR Donnelley & Sons Co.	1,822,697	28,653
	Pitney Bowes Inc.	1,530,510	27,794
	Lockheed Martin Corp.	103,205	24,740
	Emerson Electric Co.	415,187	22,632
^	Greenbrier Cos. Inc.	580,695	20,499
	MSC Industrial Direct Co.
	Inc. Class A	273,274	20,061
	Briggs & Stratton Corp.	699,096	13,038
	General Cable Corp.	856,173	12,826
	Ryder System Inc.	192,648	12,705
	Cummins Inc.	97,736	12,525
	Timken Co.	343,934	12,086
	Aircastle Ltd.	382,479	7,596
	West Corp.	269,922	5,960
	Kennametal Inc.	180,297	5,232
^	American Railcar
	Industries Inc.	79,380	3,292
			2,810,216
Information Technology (13.8%)
	Microsoft Corp.	18,869,833	1,086,902
	Cisco Systems Inc.	18,643,520	591,372
	Intel Corp.	13,218,610	499,003
	Analog Devices Inc.	3,374,152	217,464
	Maxim Integrated
	Products Inc.	4,492,765	179,396

Equity Income Fund

		Market
		Value•
	Shares	($000)
International Business
Machines Corp.	1,028,498	163,377
Texas Instruments Inc.	1,525,204	107,039
HP Inc.	4,500,273	69,889
Western Union Co.	2,391,142	49,784
QUALCOMM Inc.	663,882	45,476
Seagate Technology plc	1,096,790	42,281
Cypress Semiconductor
Corp.	3,074,912	37,391
Leidos Holdings Inc.	774,783	33,533
Xerox Corp.	2,909,876	29,477
Computer Sciences Corp.	488,700	25,515
Xilinx Inc.	374,260	20,337
Science Applications
International Corp.	287,495	19,944
Linear Technology Corp.	194,864	11,554
KLA-Tencor Corp.	136,150	9,491
EarthLink Holdings Corp.	1,262,329	7,826
Broadridge Financial
Solutions Inc.	111,644	7,568
ManTech International
Corp. Class A	8,700	328
		3,254,947
Materials (2.7%)
Dow Chemical Co.	4,616,597	239,278
International Paper Co.	1,576,450	75,638
Nucor Corp.	1,378,704	68,177
LyondellBasell Industries
NV Class A	791,525	63,844
Steel Dynamics Inc.	1,843,890	46,079
Avery Dennison Corp.	538,681	41,904
Commercial Metals Co.	2,269,568	36,744
Reliance Steel &
Aluminum Co.	239,419	17,245
Huntsman Corp.	1,041,562	16,946
EI du Pont de Nemours
& Co.	213,395	14,291
Greif Inc. Class A	209,208	10,375
Packaging Corp. of America	50,344	4,091
Rayonier Advanced
Materials Inc.	255,459	3,416
Domtar Corp.	42,318	1,571
Schnitzer Steel Industries
Inc.	50,227	1,050
		640,649
Other (0.3%)
^,2 Vanguard High Dividend
Yield ETF	1,047,950	75,599

Telecommunication Services (4.3%)
Verizon Communications
Inc.	10,887,217	565,917
BCE Inc.	4,111,210	189,869
AT&T Inc.	4,665,098	189,450
CenturyLink Inc.	1,980,726	54,331
Cogent Communications
Holdings Inc.	269,431	9,918
^ Windstream Holdings Inc.	679,997	6,834
		1,016,319
Utilities (7.7%)
Dominion Resources Inc.	3,766,450	279,734
UGI Corp.	4,006,197	181,240
Xcel Energy Inc.	4,308,387	177,247
Eversource Energy	3,022,323	163,749
NextEra Energy Inc.	1,305,330	159,668
Sempra Energy	1,309,749	140,392
Duke Energy Corp.	1,414,829	113,243
PPL Corp.	1,785,492	61,724
Edison International	849,546	61,380
FirstEnergy Corp.	1,618,759	53,549
Entergy Corp.	677,290	51,968
CenterPoint Energy Inc.	2,179,538	50,631
NiSource Inc.	1,933,285	46,611
MDU Resources Group
Inc.	1,585,812	40,343
Great Plains Energy Inc.	1,270,781	34,680
Ameren Corp.	642,503	31,598
AES Corp.	2,332,310	29,970
NRG Energy Inc.	2,640,475	29,600
Southwest Gas Corp.	289,865	20,250
ONE Gas Inc.	301,158	18,624
DTE Energy Co.	188,370	17,645
American Electric Power
Co. Inc.	222,599	14,293
Public Service Enterprise
Group Inc.	253,799	10,627
CMS Energy Corp.	165,294	6,944
National Fuel Gas Co.	97,146	5,253
Southern Co.	95,873	4,918
NRG Yield Inc.	143,937	2,441
Portland General Electric Co.	45,767	1,949
NRG Yield Inc. Class A	5,800	95
		1,810,366
Total Common Stocks
(Cost $18,291,134)		22,842,993

Equity Income Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (5.0%)[1]
Money Market Fund (2.5%)
[3,4] Vanguard Market
Liquidity Fund,
0.640%	5,794,487	579,507

	Face
	Amount
	($000)
Repurchase Agreements (1.6%)
RBS Securities, Inc.
0.460%, 10/3/16 (Dated
9/30/16, Repurchase
Value $156,206,000
collateralized by U.S.
Treasury Bond/Note
0.625%–3.500%,
5/31/17–5/15/19, with
a value of $159,329,000)	156,200	156,200
Societe Generale 0.470%,
10/3/16 (Dated 9/30/16,
Repurchase Value
$65,403,000, collateralized
by U.S. Treasury Note/
Bond 0.000%–2.125%,
12/8/16–10/31/20, with
a value of $66,708,000)	65,400	65,400
Goldman Sachs & Co.
0.500%, 10/3/16 (Dated
9/30/16, Repurchase
Value $149,106,000,
collateralized by Federal
National Mortgage Assn.
3.500%–4.500%,
4/1/27–9/1/41, and
Federal Home Loan
Mortgage Corp. 4.500%,
9/1/44, with a value
of $152,082,000)	149,100	149,100
		370,700

		Face	Market
		Amount	Value•
		($000)	($000)
U.S. Government and Agency Obligations (0.9%)
5	Federal Home Loan
	Bank Discount Notes,
	0.431%, 10/3/16	10,000	10,000
5	Federal Home Loan
	Bank Discount Notes,
	0.348%, 10/11/16	500	500
5	Federal Home Loan
	Bank Discount Notes,
	0.360%, 10/28/16	2,200	2,200
[5,6]	Federal Home Loan
	Bank Discount Notes,
	0.339%, 11/14/16	4,300	4,299
[5,6]	Federal Home Loan
	Bank Discount Notes,
	0.340%, 11/16/16	1,400	1,399
5	Federal Home Loan
	Bank Discount Notes,
	0.345%-0.347%, 12/7/16	50,000	49,973
	United States Treasury Bill,
	0.100%, 10/27/16	150,000	149,980
6	United States Treasury Bill,
	0.296%, 11/25/16	6,000	5,999
			224,350
Total Temporary Cash Investments
(Cost $1,174,530)			1,174,557
Total Investments (101.8%)
(Cost $19,465,664)			24,017,550

			Amount
			($000)
Other Assets and Liabilities (-1.8%)
Other Assets
Investment in Vanguard			1,800
Receivables for Investment Securities Sold 77,467
Receivables for Accrued Income			48,778
Receivables for Capital Shares Issued			76,371
Other Assets [6]			10,695
Total Other Assets			215,111
Liabilities
Payables for Investment Securities
Purchased			(264,338)
Collateral for Securities on Loan			(258,938)
Payables to Investment Advisor			(3,779)
Payables for Capital Shares Redeemed			(85,257)
Payables to Vanguard			(18,005)
Other Liabilities			(77)
Total Liabilities			(630,394)
Net Assets (100%)			23,602,267

Equity Income Fund

At September 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	18,827,264
Undistributed Net Investment Income	8,405
Accumulated Net Realized Gains	212,813
Unrealized Appreciation (Depreciation)
Investment Securities	4,551,886
Futures Contracts	1,962
Foreign Currencies	(63)
Net Assets	23,602,267

Amount
($000)
Investor Shares—Net Assets
Applicable to 173,117,325 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,486,820
Net Asset Value Per Share—
Investor Shares	$31.69

Admiral Shares—Net Assets
Applicable to 272,701,676 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	18,115,447
Net Asset Value Per Share—
Admiral Shares	$66.43

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $248,438,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.1% and 3.7%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 Includes $258,938,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $7,198,000 and cash of $5,050,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Statement of Operations

Year Ended
September 30, 2016
($000)
Investment Income
Income
Dividends[1,2]	659,654
Interest[2]	2,459
Securities Lending—Net	5,983
Total Income	668,096
Expenses
Investment Advisory Fees—Note B
Basic Fee	18,120
Performance Adjustment	(1,781)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	7,957
Management and Administrative—Admiral Shares	11,740
Marketing and Distribution—Investor Shares	1,195
Marketing and Distribution—Admiral Shares	1,682
Custodian Fees	183
Auditing Fees	37
Shareholders’ Reports—Investor Shares	115
Shareholders’ Reports—Admiral Shares	118
Trustees’ Fees and Expenses	24
Total Expenses	39,390
Net Investment Income	628,706
Realized Net Gain (Loss)
Investment Securities Sold[2]	232,207
Futures Contracts	41,664
Foreign Currencies	(696)
Realized Net Gain (Loss)	273,175
Change in Unrealized Appreciation (Depreciation)
Investment Securities	2,276,182
Futures Contracts	3,984
Foreign Currencies	62
Change in Unrealized Appreciation (Depreciation)	2,280,228
Net Increase (Decrease) in Net Assets Resulting from Operations	3,182,109
1 Dividends are net of foreign withholding taxes of $5,741,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $2,241,000, $1,446,000, and $8,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	628,706	522,834
Realized Net Gain (Loss)	273,175	709,638
Change in Unrealized Appreciation (Depreciation)	2,280,228	(1,607,265)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,182,109	(374,793)
Distributions
Net Investment Income
Investor Shares	(151,777)	(148,834)
Admiral Shares	(466,535)	(377,108)
Realized Capital Gain[1]
Investor Shares	(168,698)	(178,446)
Admiral Shares	(461,700)	(410,635)
Total Distributions	(1,248,710)	(1,115,023)
Capital Share Transactions
Investor Shares	179,932	(307,678)
Admiral Shares	3,714,163	1,725,388
Net Increase (Decrease) from Capital Share Transactions	3,894,095	1,417,710
Total Increase (Decrease)	5,827,494	(72,106)
Net Assets
Beginning of Period	17,774,773	17,846,879
End of Period[2]	23,602,267	17,774,773
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $134,022,000 and $129,551,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $8,405,000 and ($1,440,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$28.78	$31.23	$28.26	$24.31	$19.40
Investment Operations
Net Investment Income	. 909	. 847	. 826.732		. 667
Net Realized and Unrealized Gain (Loss)
on Investments	3.912	(1.431)	3.754	3.946	4.908
Total from Investment Operations	4.821	(.584)	4.580	4.678	5.575
Distributions
Dividends from Net Investment Income	(. 895)	(. 852)	(. 811)	(.728)	(. 665)
Distributions from Realized Capital Gains	(1.016)	(1.014)	(.799)	—	—
Total Distributions	(1.911)	(1.866)	(1.610)	(.728)	(.665)
Net Asset Value, End of Period	$31.69	$28.78	$31.23	$28.26	$24.31

Total Return[1]	17.21%	-2.11%	16.62%	19.45%	29.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,487	$4,812	$5,528	$4,839	$4,107
Ratio of Total Expenses to Average Net Assets[2]	0.26%	0.26%	0.29%	0.30%	0.30%
Ratio of Net Investment Income to
Average Net Assets	3.00%	2.72%	2.74%	2.81%	3.00%
Portfolio Turnover Rate	26%	32%	33%	34%	26%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), 0.00%, 0.00%, and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$60.31	$65.45	$59.24	$50.94	$40.67
Investment Operations
Net Investment Income	1.963	1.834	1.790	1.585	1.445
Net Realized and Unrealized Gain (Loss)
on Investments	8.219	(3.003)	7.853	8.293	10.265
Total from Investment Operations	10.182	(1.169)	9.643	9.878	11.710
Distributions
Dividends from Net Investment Income	(1.932)	(1.846)	(1.758)	(1.578)	(1.440)
Distributions from Realized Capital Gains	(2.130)	(2.125)	(1.675)	—	—
Total Distributions	(4.062)	(3.971)	(3.433)	(1.578)	(1.440)
Net Asset Value, End of Period	$66.43	$60.31	$65.45	$59.24	$50.94

Total Return[1]	17.35%	-2.03%	16.70%	19.61%	29.06%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$18,115	$12,962	$12,319	$9,134	$5,234
Ratio of Total Expenses to Average Net Assets[2]	0.17%	0.17%	0.20%	0.21%	0.21%
Ratio of Net Investment Income to
Average Net Assets	3.09%	2.81%	2.83%	2.90%	3.09%
Portfolio Turnover Rate	26%	32%	33%	34%	26%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), 0.00%, 0.00%, and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Notes to Financial Statements

Vanguard Equity Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Equity Income Fund

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2016, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

Equity Income Fund

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2016, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firm Wellington Management Company LLP provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company LLP is subject to quarterly adjustments based on performance relative to the FTSE High Dividend Yield Index for the preceding three years.

Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $2,647,000 for the year ended September 30, 2016.

For the year ended September 30, 2016, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.09% of the fund’s average net assets, before a decrease of $1,781,000 (0.01%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Equity Income Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2016, the fund had contributed to Vanguard capital in the amount of $1,800,000, representing 0.01% of the fund’s net assets and 0.72% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	22,263,694	579,299	—
Temporary Cash Investments	579,507	595,050	—
Futures Contracts—Assets[1]	1,731	—	—
Futures Contracts—Liabilities[1]	(47)	—	—
Total	22,844,885	1,174,349	—
1 Represents variation margin on the last day of the reporting period.

E. At September 30, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	December 2016	2,754	297,487	1,962

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Equity Income Fund

During the year ended September 30, 2016, the fund realized net foreign currency losses of $696,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income. Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended September 30, 2016, the fund realized gains on the sale of passive foreign investment companies of $147,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $28,621,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at September 30, 2016, the fund had $25,436,000 of ordinary income and $221,842,000 of long-term capital gains available for distribution.

At September 30, 2016, the cost of investment securities for tax purposes was $19,472,754,000. Net unrealized appreciation of investment securities for tax purposes was $4,544,796,000, consisting of unrealized gains of $4,797,758,000 on securities that had risen in value since their purchase and $252,962,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended September 30, 2016, the fund purchased $8,220,748,000 of investment securities and sold $5,181,848,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:

	Year Ended September 30,
	2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,251,751	40,977	1,014,630	32,639
Issued in Lieu of Cash Distributions	298,827	9,913	306,263	10,045
Redeemed	(1,370,646)	(45,014)	(1,628,571)	(52,449)
Net Increase (Decrease)—Investor Shares	179,932	5,876	(307,678)	(9,765)
Admiral Shares
Issued	5,274,178	82,254	3,559,820	54,765
Issued in Lieu of Cash Distributions	784,001	12,393	672,092	10,525
Redeemed	(2,344,016)	(36,870)	(2,506,524)	(38,575)
Net Increase (Decrease)—Admiral Shares	3,714,163	57,777	1,725,388	26,715

I. Management has determined that no material events or transactions occurred subsequent to September 30, 2016, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Fenway Funds and the Shareholders of Vanguard Equity Income Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Equity Income Fund (constituting a separate portfolio of Vanguard Fenway Funds, hereafter referred to as the “Fund”) at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 10, 2016

Special 2016 tax information (unaudited) for Vanguard Equity Income Fund

This information for the fiscal year ended September 30, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $524,998,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $631,178,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 89.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2016. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Equity Income Fund Investor Shares
Periods Ended September 30, 2016

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	17.21%	15.57%	7.63%
Returns After Taxes on Distributions	15.35	14.32	6.58
Returns After Taxes on Distributions and Sale of Fund Shares	10.86	12.40	6.05

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Income Fund	3/31/2016	9/30/2016	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,057.45	$1.44
Admiral Shares	1,000.00	1,058.22	0.87
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.60	$1.42
Admiral Shares	1,000.00	1,024.15	0.86

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.28% for Investor Shares and 0.17% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Equity Income Index: Russell 1000 Value Index through July 31, 2007; FTSE High Dividend
Yield Index thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of
the Board. Principal Occupation(s) During the Past
Five Years and Other Experience: Chairman of the
Board of The Vanguard Group, Inc., and of each of
the investment companies served by The Vanguard
Group, since January 2010; Director of The Vanguard
Group since 2008; Chief Executive Officer and
President of The Vanguard Group, and of each of
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing
Corporation; Managing Director of The Vanguard
Group (1995–2008).

IndependentTrustees
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years and Other
Experience: Executive Chief Staff and Marketing
Officer for North America and Corporate Vice President
(retired 2008) of Xerox Corporation (document manage-
ment products and services); Executive in Residence
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director
of SPX FLOW, Inc. (multi-industry manufacturing);
Director of the United Way of Rochester, the University
of Rochester Medical Center, Monroe Community
College Foundation, North Carolina A&T University,
and Roberts Wesleyan College.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
Occupation(s) During the Past Five Years and Other
Experience: Chairman and Chief Executive Officer
(retired 2009) and President (2006–2008) of
Rohm and Haas Co. (chemicals); Director of Tyco
International plc (diversified manufacturing and
services), HP Inc. (printer and personal computer
manufacturing), and Delphi Automotive plc
(automotive components); Senior Advisor at
New Mountain Capital.
Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years and
Other Experience: President of the University of
Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Sciences, and Professor of Communication, Annenberg
School for Communication, with secondary faculty
appointments in the Department of Philosophy, School
of Arts and Sciences, and at the Graduate School of
Education, University of Pennsylvania; Trustee of the
National Constitution Center; Chair of the Presidential
Commission for the Study of Bioethical Issues.
JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years and
Other Experience: Corporate Vice President and
Chief Global Diversity Officer (retired 2008) and
Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other
Experience: President and Chief Operating Officer
(retired 2009) of Cummins Inc. (industrial machinery);
Chairman of the Board of Hillenbrand, Inc. (specialized
consumer services), and of Oxfam America; Director
of SKF AB (industrial machinery), Hyster-Yale Materials
Handling, Inc. (forklift trucks), the Lumina Foundation
for Education, and the V Foundation for Cancer
Research; Member of the Advisory Council for the
College of Arts and Letters and of the Advisory Board
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.
Mark Loughridge
Born 1953. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years and Other
Experience: Senior Vice President and Chief Financial
Officer (retired 2013) at IBM (information technology
services); Fiduciary Member of IBM’s Retirement Plan
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.
Scott C. Malpass
Born 1962. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years and Other
Experience: Chief Investment Officer and Vice
President at the University of Notre Dame; Assistant
Professor of Finance at the Mendoza College of
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors
for Spruceview Capital Partners, and the Investment
Advisory Committee of Major League Baseball; Board
Member of TIFF Advisory Services, Inc., and Catholic
Investment Services, Inc. (investment advisors).
André F. Perold
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment
firm); Director of Rand Merchant Bank; Overseer of
the Museum of Fine Arts Boston.
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and
Other Experience: President and Chief Operating
Officer (retired 2010) of Corning Incorporated
(communications equipment); Chairman of the
Board of Trustees of Colby-Sawyer College;
Member of the Advisory Board of the Norris
Cotton Cancer Center.

Executive Officers
Glenn Booraem
Born 1967. Treasurer Since May 2015. Principal
Occupation(s) During the Past Five Years and
Other Experience: Principal of The Vanguard Group,
Inc.; Treasurer of each of the investment companies
served by The Vanguard Group; Controller of each of
the investment companies served by The Vanguard
Group (2010–2015); Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).
Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years and Other Experience: Principal of The Vanguard
Group, Inc.; Chief Financial Officer of each of the
investment companies served by The Vanguard Group;
Treasurer of each of the investment companies served
by The Vanguard Group (1998–2008).
Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Occupation(s) During the Past Five Years and Other
Experience: Head of Global Fund Accounting at The
Vanguard Group, Inc.; Controller of each of the invest-
ment companies served by The Vanguard Group;
Head of International Fund Services at The Vanguard
Group (2008–2014).
Anne E. Robinson
Born 1970. Secretary Since September 2016. Principal
Occupation(s) During the Past Five Years and Other
Experience: Managing Director of The Vanguard Group,
Inc.; General Counsel of The Vanguard Group; Secretary
of The Vanguard Group and of each of the investment
companies served by The Vanguard Group; Director
and Senior Vice President of Vanguard Marketing
Corporation; Managing Director and General Counsel
of Global Cards and Consumer Services at Citigroup
(2014–2016); Counsel at American Express (2003–2014).

Vanguard Senior ManagementTeam
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Michael Rollings

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q650 112016

Annual Report | September 30, 2016

Vanguard PRIMECAP Core Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisor’s Report.	6
Fund Profile.	9
Performance Summary.	10
Financial Statements.	12
Your Fund’s After-Tax Returns.	23
About Your Fund’s Expenses.	24
Glossary.	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Vanguard PRIMECAP Core Fund returned nearly 17% for the 12 months ended
September 30, 2016, exceeding the benchmark MSCI US Prime 750 Index return of 15% and the 11% average return of its multi-capitalization core fund peers.

• Value stocks outpaced their growth counterparts for the fiscal year. All of PRIMECAP
Core’s industry sectors posted gains, seven of them at or near double digits.

• PRIMECAP Management Company, the fund’s advisor, traditionally invests most heavily in the information technology and health care sectors. The fund’s technology stocks advanced more than 38%, well ahead of those in the benchmark, and contributed about 10 percentage points to results. Health care stocks returned 11% and added about
3 percentage points to results.

• Although the fund’s telecommunication services stocks returned almost 60%, its light exposure to the sector limited the positive effect.

Total Returns: Fiscal Year Ended September 30, 2016
Total
Returns
Vanguard PRIMECAP Core Fund	16.78%
MSCI US Prime Market 750 Index	15.00
Multi-Cap Core Funds Average	10.97
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total Returns: Ten Years Ended September 30, 2016
Average
Annual Return
PRIMECAP Core Fund	9.30%
MSCI US Prime Market 750 Index	7.49
Multi-Cap Core Funds Average	5.82
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
PRIMECAP Core Fund	0.47%	1.17%

The fund expense ratio shown is from the prospectus dated January 27, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2016, the fund’s expense ratio was 0.46%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Multi-Cap Core Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

If you think you’ve had reason to feel uneasy about the investment environment lately, you’re not imagining things. In just the past few months, we’ve seen economic uncertainty, intense political polarization, and super-low bond yields. Yet at the same time, the stock market kept pushing higher.

In this confusing and sometimes contradictory climate, you may be asking yourself a question that I hear often: How do I make sense of all this, keep investing, and still get a good night’s sleep?

As with any problem, there are multiple ways to go at it. But there’s one approach in particular that is simple, straightforward, and nearly foolproof: Save more money. Not only can saving more give you a greater sense of control over your investment plan, it can help compensate for long-term returns that, in our estimation, could fall short of historical averages.

I love the way one of our investment pros put it. Fran Kinniry this summer told The Wall Street Journal, “Investing is always a partnership between you and the markets.” He explained that the markets carried more than their fair share of the weight for a couple of decades, through the 1990s, providing outsized returns that made the investor’s half of the partnership relatively light work. “But now you are going to have to be the majority partner.”

Sobering? Sure. Hopeless? Definitely not.

3

Over the 12 months since last September, U.S. stocks returned 15%, though the rise has not been a one-way ticket straight up. International markets have also posted strong returns, but lower than those of the broad U.S. market. The decision by United Kingdom voters in June to exit the European Union came as a surprise but caused market heartburn for only a few days.

In fixed income, yields remained extremely low—about 1.60% on the 10-year U.S. Treasury note at the end of September, after dipping below 1.40% over the summer. And bond yields in some international markets were negative.

Even this relatively small window of time illustrates a truism of the financial markets: There will always be segments that perform well and others that don’t. Saving more saves you from trying to control the uncontrollable—how economies and the markets perform. And it keeps you in control of one of the most vital parts of your investment program.

Although the “save more” logic is easy to grasp, it’s not always easy to follow. Bills, illness, the loss of a job—these can affect any of us.

But whatever our circumstances, figuring out how to save more is worth the effort. It requires that we make difficult decisions to forgo some consumption today to increase the likelihood of consuming (or consuming more) in the future. This is the very heart of investing. Sacrifices are never fun, so consider carrying them out systematically and in doses that you

Market Barometer
	Average Annual Total Returns
	Periods Ended September 30, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	14.93%	10.78%	16.41%
Russell 2000 Index (Small-caps)	15.47	6.71	15.82
Russell 3000 Index (Broad U.S. market)	14.96	10.44	16.36
FTSE All-World ex US Index (International)	9.62	0.71	6.50

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	5.19%	4.03%	3.08%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	5.58	5.54	4.48
Citigroup Three-Month U.S. Treasury Bill Index	0.20	0.06	0.06

CPI
Consumer Price Index	1.46%	1.03%	1.25%

4

can be comfortable with—for instance, gradually getting up to the max in your IRA, or adding a percentage point or so to the amount you stash in your employer’s retirement plan. As a point of reference, we generally suggest that investors strive for a retirement savings rate of 12%–15%, including any employer contributions.

If you need more convincing about the wisdom of the “save more” course of action, it might be helpful to examine your alternatives. This list is by no means exhaustive, but it hits on a few of the big ones, and none are without risk.

• Reach for yield. With yields so low on
many types of bonds, it’s tempting to find
the corners of the fixed income market
where payouts are juicier. But with the
juice comes considerable risk. You need
to be aware that you’d be taking on more
risk—and how much more.

• Go all-in on a hot-performing asset
class or fund. By now, you know better
than that, right?

• Sit tight. This approach isn’t a
terrible idea; it’s better than panicking
and deciding to just “do something,”
particularly if that means changing your
approach in response to the market’s
movements.

Here’s the inescapably challenging part of your partnership with the markets: In the short run, your “partner” is fickle, emotional, and wildly unpredictable. But in the long run, your partner is mostly rational and extremely helpful.

The best way to minimize your vulnerability to the market’s mood swings, and to maximize the benefit of your partner’s longer-term strengths, is to expect less and save more. Maybe the markets will deliver better-than-expected returns. Maybe they’ll be consistent with our more modest expectations. In either case, a higher savings rate can help put you in a better position to reach your goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 18, 2016

5

Advisor’s Report

For the fiscal year ended September 30, 2016, Vanguard PRIMECAP Core Fund returned 16.78%, exceeding the 15.00% return of its benchmark, the unmanaged MSCI US Prime Market 750 Index, the 10.97% return of its multi-capitalization core fund competitors and the 15.43% return of the unmanaged Standard & Poor’s 500 Index, which serves as a proxy for the broad market in the attribution discussion that follows.

The fund’s information technology portfolio was the most significant contributor to its absolute and relative results, returning 38%, compared with the 23% return of the S&P 500 Information Technology Index. The fund’s overweight position in health care detracted from relative returns, as did the poor relative performance of its industrial holdings, which returned 10%, compared with the 19% return of the S&P 500 Industrials Index. Financials were a bright spot for the fund thanks to the combined benefit of an underweight position (financials were the worst-performing sector over the period) and favorable stock selection.

The investment environment

The investment environment has been inhospitable for active managers recently, with the vast majority of large-capitalization growth stock funds underperforming their benchmarks in calendar year 2016. The dispersion of sector returns has been extreme, as have the pace and magnitude of changes in market leadership.

For example, during the first quarter alone, the best-performing sector in the S&P 500 Index, telecommunication services (+17%), returned nearly 22 percentage points more than the worst-performing sector, financial services (–5%). Telecommunication services (+25%) and utilities (+23%), which led the market for the first six months of the calendar year (compared with the 4% total return of the S&P 500 Index), were the worst-performing sectors during the third calendar quarter, when each returned –6% (compared with the 4% total return of the S&P 500 Index). Conversely, information technology, which had a slightly negative total return in the first half of the year, far exceeded all other sectors during the third quarter, returning 12%.

Portfolio update

The portfolio remained heavily overweighted in information technology and health care stocks, which had a combined ending weight of 55%, compared with 36% in the S&P 500 Index. The portfolio’s most significant underweights were in consumer staples, energy, real estate, and utilities; those sectors’ combined ending weight was 2%, compared with 24% in the S&P 500 Index. The portfolio also was underweighted in consumer discretionary, financials, materials, and telecommunication services. Combined, they represented 25% of assets at the end of the period, compared with 31% in the S&P 500 Index.

In information technology, the fund is most overweighted in semiconductors (9% vs. 3% for the S&P 500 Index). During the past fiscal year, semiconductors were the sector’s best-performing industry for both the fund (+49%) and the index (+39%), with the fund’s outperformance driven

6

by Texas Instruments (+45%) and NVIDIA (+181%). The fund’s hardware stocks returned 39%, primarily due to Hewlett Packard Enterprise (+59%) and HP Inc. (+30%).

In health care, the fund is most overweighted in biotechnology and pharmaceutical stocks, whose 19% combined weighting was more than double their weighting in the S&P 500 Index at the end of the period. The portfolio’s biotech holdings returned 17%. Biogen (+7%), one of the fund’s largest holdings, suffered several setbacks during the fiscal year but rebounded strongly during the third quarter, returning 29%, in part on rumors that the company could be acquired. The fund’s pharmaceutical holdings returned 2%, below the index return, as Eli Lilly (–2%), Roche (–2%), and Novartis (–11%) underperformed.

The fund is also significantly overweighted in industrial stocks (17% vs. 10% for the S&P 500 Index), notably airlines (7% vs. 1% for the S&P 500 Index) and air freight and logistics companies (3% vs. 1%). Airline stocks were the worst-performing group in industrials; their return of less than 1% accounted for most of the fund’s underperformance in that sector.

As of September 30, 2016, the fund’s top 10 holdings represented 32% of assets.

Advisor perspectives

Our search for new investments often begins with research on out-of-favor companies and industries. Over the last several years, the information technology industry has been disrupted by cloud computing and the associated shift to subscription-based pricing models, the rise of smartphones and concomitant erosion of the personal computer market, and the advent of social networking. The industry has always been characterized by such disruptive innovations, which force incumbents to internally develop or acquire next-generation technologies in order to survive. Although such transitions carry significant risks, investors who focus solely on the threats posed by next-generation technologies often ignore the significant intellectual capital, established sales and distribution channels, and sizeable cash flows the “old technology” incumbents bring to bear.

Several years ago, Adobe and Microsoft were dismissed as “old technology” companies tied to legacy business models. Their software was delivered from locally deployed servers or personal computers and sold as perpetual licenses with annual maintenance contracts, whereas next-generation competitors delivered their software from the cloud and sold monthly subscriptions.

At the end of 2011, Adobe traded for $28 per share, or 11.5 times the 2012 estimated earnings per share (EPS) of $2.45, while at the end of 2012, Microsoft sold for $27 per share, or 8.8 times the 2013 estimated EPS of $3.04. In Adobe’s case, as it became clear that the company’s transition to a software-as-a-service (SaaS) model would be successful, investors overlooked the negative near-term financial impact of the transition and began to value the stock based on its long-term earnings

7

potential. Adobe currently trades for $107, or 27.3 times the 2017 estimated EPS of $3.97. In Microsoft’s case, the transitioning of its existing software to a SaaS model was accompanied by the creation of entirely new cloud computing businesses, which gave investors confidence that the company would remain a valued partner to its business customers as they shifted their internal IT environments to the cloud. Microsoft currently sells for $57, or 18.7 times the 2017 estimated EPS of $3.06.

The portfolio contains a number of stocks of “old technology” companies, including Cisco (12.5 times the 2017 estimated EPS), Intel (13.3 times), Hewlett Packard Enterprise (10.6 times), HP Inc. (9.6 times), Micron Technology (13.1 times), NetApp (13.2 times), and QUALCOMM (13.8 times). Each company faces unique challenges, but each possesses significant competitive advantages and has the potential to exceed the market’s modest expectations.

Outside of information technology, we remain enthusiastic about the fund’s airline holdings, whose extraordinarily low valuation multiples reflect a high degree of skepticism about their ability to sustain current profits. We are more sanguine about the outlook for airline industry profitability, as we believe industry supply and demand dynamics are favorable.

We also find many financials to be attractively valued, particularly large banks that are trading near book value and could benefit significantly from rising interest rates. Finally, we are excited by the prospects for our health care holdings, many of which are trading at or below the S&P 500 Index forward price-to-earnings multiple in spite of superior secular growth prospects. In the short term, however, we expect significant volatility in this area, as two of the fund’s largest holdings, Biogen and Eli Lilly, present data related to their respective Alzheimer’s drugs later this year.

Conclusion

As bottom-up stock pickers, we spend our time searching for stocks with long-term prospects we find to be materially better than market prices would seem to imply. Our approach often results in portfolios that bear little resemblance to market indices, creating the possibility for substantial deviations in relative performance. For example, our relative returns were significantly negative during the first half of calendar 2016, when the fund’s overweighted sectors and industries underperformed, and we expect to experience similar conditions in the future. We nonetheless believe that this approach can generate superior results for shareholders over the long term.

PRIMECAP Management Company

October 24, 2016

8

PRIMECAP Core Fund

Fund Profile
As of September 30, 2016

Portfolio Characteristics
			DJ
			U.S.
		MSCI US	Total
		Prime	Market
		Market	FA
	Fund	750 Index	Index
Number of Stocks	148	748	3,850
Median Market Cap	$49.7B	$67.0B	$51.8B
Price/Earnings Ratio	19.0x	22.9x	23.7x
Price/Book Ratio	3.3x	2.9x	2.8x
Return on Equity	16.9%	17.3%	16.6%
Earnings Growth
Rate	8.5%	7.5%	7.6%
Dividend Yield	1.8%	2.1%	2.0%
Foreign Holdings	11.0%	0.0%	0.0%
Turnover Rate	11%	—	—
Ticker Symbol	VPCCX	—	—
Expense Ratio[1]	0.47%	—	—
30-Day SEC Yield	1.37%	—	—
Short-Term Reserves	5.6%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		MSCI US	Total
		Prime	Market
		Market	FA
	Fund	750 Index	Index
Consumer Discretionary	12.9%	13.0%	12.8%
Consumer Staples	0.9	9.5	8.7
Energy	1.2	7.0	6.7
Financials	8.5	12.5	13.3
Health Care	25.1	14.3	14.2
Industrials	17.8	10.0	10.3
Information Technology	30.1	21.2	20.7
Materials	2.4	3.0	3.3
Real Estate	0.0	3.6	4.3
Telecommunication
Services	1.1	2.6	2.4
Utilities	0.0	3.3	3.3

Volatility Measures
		DJ
	MSCI US	U.S. Total
	Prime Market	Market
	750 Index	FA Index
R-Squared	0.90	0.90
Beta	0.99	0.98
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Amgen Inc.	Biotechnology	4.6%
Southwest Airlines Co.	Airlines	4.2
Eli Lilly & Co.	Pharmaceuticals	4.0
Alphabet Inc.	Internet Software &
	Services	3.6
Biogen Inc.	Biotechnology	3.2
Roche Holding AG	Pharmaceuticals	3.1
Texas Instruments Inc.	Semiconductors	2.9
JPMorgan Chase & Co.	Diversified Banks	2.7
Microsoft Corp.	Systems Software	2.0
FedEx Corp.	Air Freight &
	Logistics	1.9
Top Ten		32.2%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 27, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2016, the expense ratio was 0.46%.

9

PRIMECAP Core Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2006, Through September 30, 2016
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2016
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	PRIMECAP Core Fund	16.78%	17.55%	9.30%	$24,343
••••••••	MSCI US Prime Market 750 Index	15.00	16.40	7.49	20,601

– – – –	Dow Multi-Cap Jones Core U.S. Funds Total Stock Average Market	10.97	13.82	5.82	17,602
	Float Adjusted Index	14.93	16.30	7.49	20,592
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

10

PRIMECAP Core Fund

Fiscal-Year Total Returns (%): September 30, 2006, Through September 30, 2016

11

PRIMECAP Core Fund

Financial Statements

Statement of Net Assets
As of September 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (94.4%)
Consumer Discretionary (12.0%)
*	CarMax Inc.	2,985,400	159,271
	Sony Corp. ADR	3,765,000	125,036
	TJX Cos. Inc.	1,529,700	114,391
	Royal Caribbean Cruises
	Ltd.	1,325,000	99,309
	Carnival Corp.	1,885,900	92,070
	L Brands Inc.	1,133,025	80,184
	Ross Stores Inc.	1,227,000	78,896
	Walt Disney Co.	620,000	57,573
	Las Vegas Sands Corp.	610,000	35,099
	Tribune Media Co.
	Class A	803,500	29,344
*	Amazon.com Inc.	30,593	25,616
	Lowe’s Cos. Inc.	247,700	17,886
	Garmin Ltd.	350,000	16,839
	VF Corp.	278,000	15,582
	Bed Bath & Beyond Inc.	337,491	14,549
	Gildan Activewear Inc.
	Class A	480,000	13,416
	Comcast Corp. Class A	148,500	9,851
*	Charter Communications
	Inc. Class A	24,400	6,587
*	AutoZone Inc.	7,800	5,993
	Newell Brands Inc.	110,000	5,793
*	Norwegian Cruise Line
	Holdings Ltd.	91,700	3,457
	Marriott International Inc.
	Class A	46,000	3,097
	Whirlpool Corp.	10,000	1,622
			1,011,461
Consumer Staples (0.8%)
	CVS Health Corp.	407,377	36,252
	PepsiCo Inc.	300,000	32,631
			68,883

Energy (1.1%)
	Schlumberger Ltd.	447,414	35,185
*,^	Transocean Ltd.	1,408,300	15,013
*	Southwestern Energy Co.	960,000	13,286
	Cabot Oil & Gas Corp.	425,000	10,965
	National Oilwell Varco Inc.	243,200	8,935
	EOG Resources Inc.	63,000	6,093
	Exxon Mobil Corp.	46,012	4,016
*	Petroleo Brasileiro SA ADR
	Preference Shares	75,000	623
	Range Resources Corp.	15,000	581
*	Petroleo Brasileiro SA ADR	30,000	280
^	Frank’s International NV	10,000	130
			95,107
Financials (8.1%)
	JPMorgan Chase & Co.	3,351,365	223,168
	Charles Schwab Corp.	3,665,100	115,707
	Marsh & McLennan
	Cos. Inc.	1,411,814	94,945
	Wells Fargo & Co.	1,733,000	76,737
	Northern Trust Corp.	700,400	47,620
	Discover Financial
	Services	719,400	40,682
	US Bancorp	748,300	32,095
	Progressive Corp.	910,800	28,690
	CME Group Inc.	79,850	8,346
	Travelers Cos. Inc.	40,000	4,582
	American Express Co.	51,000	3,266
	Comerica Inc.	35,000	1,656
	Chubb Ltd.	9,630	1,210
			678,704
Health Care (23.7%)
	Amgen Inc.	2,303,524	384,251
	Eli Lilly & Co.	4,242,100	340,471
*	Biogen Inc.	865,400	270,896
	Roche Holding AG	1,066,806	264,286
	Novartis AG ADR	1,686,105	133,135

12

PRIMECAP Core Fund

			Market
			Value•
		Shares	($000)
	Medtronic plc	1,097,550	94,828
	Thermo Fisher Scientific
	Inc.	562,700	89,503
*	Boston Scientific Corp.	3,327,200	79,187
^	AstraZeneca plc ADR	2,210,200	72,627
	Abbott Laboratories	1,672,700	70,738
	Johnson & Johnson	558,800	66,011
*	Illumina Inc.	155,900	28,321
*	Waters Corp.	165,000	26,151
	Merck & Co. Inc.	370,000	23,092
	Sanofi ADR	540,000	20,623
	Agilent Technologies Inc.	382,600	18,017
	Zimmer Biomet Holdings
	Inc.	42,900	5,578
	Stryker Corp.	45,500	5,297
	AbbVie Inc.	70,000	4,415
*	Cerner Corp.	10,000	617
			1,998,044
Industrials (16.9%)
	Southwest Airlines Co.	9,006,525	350,264
	FedEx Corp.	928,500	162,190
	American Airlines Group
	Inc.	2,747,800	100,597
	Airbus Group SE	1,586,850	95,987
	United Parcel Service
	Inc. Class B	827,500	90,495
	Honeywell International
	Inc.	690,000	80,447
*	United Continental
	Holdings Inc.	1,158,000	60,760
	Delta Air Lines Inc.	1,430,000	56,285
	Deere & Co.	513,400	43,819
	Caterpillar Inc.	492,000	43,675
*	Jacobs Engineering
	Group Inc.	746,655	38,617
	Union Pacific Corp.	316,400	30,858
	CSX Corp.	925,000	28,212
*	AECOM	875,000	26,014
	Siemens AG	215,000	25,169
	Safran SA	337,600	24,275
	Rockwell Automation Inc.	168,700	20,639
	Pentair plc	310,000	19,914
	Ritchie Bros Auctioneers
	Inc. (New York Shares)	563,300	19,755
	United Technologies Corp.	150,000	15,240
*	Hertz Global Holdings Inc.	342,000	13,735
	Republic Services Inc.
	Class A	268,935	13,568
	IDEX Corp.	139,000	13,006
*	Johnson Controls
	International plc	270,500	12,586
	Expeditors International
	of Washington Inc.	230,000	11,850
	Boeing Co.	80,000	10,539

	Textron Inc.	160,000	6,360
*	TransDigm Group Inc.	12,500	3,614
*	Herc Holdings Inc.	104,000	3,505
*	Kirby Corp.	16,000	994
	Chicago Bridge & Iron Co.
	NV	20,000	561
			1,423,530
Information Technology (28.4%)
	Texas Instruments Inc.	3,506,100	246,058
	Microsoft Corp.	2,959,200	170,450
	Hewlett Packard
	Enterprise Co.	6,917,567	157,375
*	Alphabet Inc. Class A	189,677	152,512
*	Alphabet Inc. Class C	189,108	146,992
	Intel Corp.	3,309,400	124,930
*	Flex Ltd.	9,031,200	123,005
	NetApp Inc.	3,020,400	108,191
	HP Inc.	6,739,367	104,662
	NVIDIA Corp.	1,503,000	102,986
	QUALCOMM Inc.	1,280,430	87,709
	KLA-Tencor Corp.	1,178,600	82,160
	Cisco Systems Inc.	2,507,500	79,538
	Intuit Inc.	541,500	59,570
*	Alibaba Group Holding
	Ltd. ADR	542,430	57,384
	ASML Holding NV	480,000	52,598
^	Telefonaktiebolaget LM
	Ericsson ADR	7,197,900	51,897
*	Adobe Systems Inc.	435,000	47,215
*	eBay Inc.	1,266,900	41,681
	Activision Blizzard Inc.	905,000	40,091
	Applied Materials Inc.	1,274,000	38,411
*	Micron Technology Inc.	1,970,000	35,027
	Corning Inc.	1,425,000	33,701
*	PayPal Holdings Inc.	744,300	30,494
*	Yahoo! Inc.	692,600	29,851
*	Keysight Technologies
	Inc.	924,700	29,304
*	Electronic Arts Inc.	290,000	24,766
	Analog Devices Inc.	365,000	23,524
	Visa Inc. Class A	277,000	22,908
*	Dell Technologies Inc -
	VMware Inc	394,823	18,872
	Western Digital Corp.	302,743	17,701
	Oracle Corp.	450,000	17,676
	Apple Inc.	132,000	14,923
*	BlackBerry Ltd.	1,547,500	12,349
	Teradyne Inc.	200,000	4,316
*,^	VMware Inc. Class A	3,000	220
			2,391,047
Materials (2.3%)
	Monsanto Co.	773,350	79,036
	Praxair Inc.	229,700	27,755
	Dow Chemical Co.	433,000	22,442

13

PRIMECAP Core Fund

		Market
		Value•
	Shares	($000)
Celanese Corp. Class A	310,000	20,634
EI du Pont de Nemours &
Co.	275,000	18,417
Cabot Corp.	125,000	6,551
Greif Inc. Class A	125,400	6,219
* Crown Holdings Inc.	100,000	5,709
LyondellBasell Industries
NV Class A	46,200	3,726
Greif Inc. Class B	37,000	2,242
		192,731
Telecommunication Services (1.1%)
*,^ Sprint Corp.	8,150,000	54,035
AT&T Inc.	905,492	36,772
		90,807
Total Common Stocks
(Cost $4,701,599)		7,950,314
Temporary Cash Investment (6.3%)
Money Market Fund (6.3%)
[1,2] Vanguard Market
Liquidity Fund, 0.640%
(Cost $526,791)	5,267,828	526,835
Total Investments (100.7%)
(Cost $5,228,390)		8,477,149

Amount
($000)
Other Assets and Liabilities (-0.7%)
Other Assets
Investment in Vanguard	641
Receivables for Investment Securities Sold 4,652
Receivables for Accrued Income	10,334
Receivables for Capital Shares Issued	2,144
Other Assets	1,254
Total Other Assets	19,025
Liabilities
Payables for Investment Securities
Purchased	(7,420)
Collateral for Securities on Loan	(51,910)
Payables to Investment Advisor	(6,351)
Payables for Capital Shares Redeemed	(2,449)
Payables to Vanguard	(8,046)
Other Liabilities	(9)
Total Liabilities	(76,185)
Net Assets (100%)
Applicable to 373,438,294 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	8,419,989
Net Asset Value Per Share	$22.55

At September 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	4,763,695
Undistributed Net Investment Income	70,929
Accumulated Net Realized Gains	336,733
Unrealized Appreciation (Depreciation)
Investment Securities	3,248,759
Foreign Currencies	(127)
Net Assets	8,419,989

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $49,807,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
2 Includes $51,910,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

14

PRIMECAP Core Fund

Statement of Operations

Year Ended
September 30, 2016
($000)
Investment Income
Income
Dividends[1]	134,770
Interest[2]	2,550
Securities Lending—Net	853
Total Income	138,173
Expenses
Investment Advisory Fees—Note B	24,009
The Vanguard Group—Note C
Management and Administrative	9,906
Marketing and Distribution	1,380
Custodian Fees	146
Auditing Fees	32
Shareholders’ Reports	60
Trustees’ Fees and Expenses	9
Total Expenses	35,542
Net Investment Income	102,631
Realized Net Gain (Loss)
Investment Securities Sold[2]	365,177
Foreign Currencies	(12)
Realized Net Gain (Loss)	365,165
Change in Unrealized Appreciation (Depreciation)
Investment Securities	731,546
Foreign Currencies	19
Change in Unrealized Appreciation (Depreciation)	731,565
Net Increase (Decrease) in Net Assets Resulting from Operations	1,199,361
1 Dividends are net of foreign withholding taxes of $3,386,000.
2 Interest income and realized net gain (loss) from an affiliated company of the fund were $2,549,000 and $5,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

15

PRIMECAP Core Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	102,631	95,603
Realized Net Gain (Loss)	365,165	323,785
Change in Unrealized Appreciation (Depreciation)	731,565	(477,795)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,199,361	(58,407)
Distributions
Net Investment Income	(84,999)	(85,623)
Realized Capital Gain[1]	(275,983)	(411,308)
Total Distributions	(360,982)	(496,931)
Capital Share Transactions
Issued	1,115,657	800,640
Issued in Lieu of Cash Distributions	323,163	445,777
Redeemed	(774,510)	(601,660)
Net Increase (Decrease) from Capital Share Transactions	664,310	644,757
Total Increase (Decrease)	1,502,689	89,419
Net Assets
Beginning of Period	6,917,300	6,827,881
End of Period[2]	8,419,989	6,917,300
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $0 and $11,734,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $70,929,000 and $57,888,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

PRIMECAP Core Fund

Financial Highlights

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$20.26	$21.87	$18.65	$14.98	$12.37
Investment Operations
Net Investment Income	.275	.285	.255	.242	.206
Net Realized and Unrealized Gain (Loss)
on Investments	3.047	(.328)	3.820	3.955	2.567
Total from Investment Operations	3.322	(.043)	4.075	4.197	2.773
Distributions
Dividends from Net Investment Income	(. 243)	(. 270)	(.178)	(. 260)	(.163)
Distributions from Realized Capital Gains	(.789)	(1.297)	(.677)	(.267)	—
Total Distributions	(1.032)	(1.567)	(.855)	(.527)	(.163)
Net Asset Value, End of Period	$22.55	$20.26	$21.87	$18.65	$14.98

Total Return[1]	16.78%	-0.73%	22.60%	28.88%	22.55%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,420	$6,917	$6,828	$5,774	$4,702
Ratio of Total Expenses to Average Net Assets	0.46%	0.47%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to
Average Net Assets	1.31%	1.29%	1.23%	1.42%	1.39%
Portfolio Turnover Rate	11%	10%	13%	7%	10%
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

17

PRIMECAP Core Fund

Notes to Financial Statements

Vanguard PRIMECAP Core Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the

18

PRIMECAP Core Fund

fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended September 30, 2016, the investment advisory fee represented an effective annual rate of 0.31% of the fund’s average net assets.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2016, the fund had contributed to Vanguard capital in the amount of $641,000, representing 0.01% of the fund’s net assets and 0.26% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

19

PRIMECAP Core Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	7,540,597	409,717	—
Temporary Cash Investments	526,835	—	—
Total	8,067,432	409,717	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2016, the fund realized net foreign currency losses of $12,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $4,579,000 from undistributed net investment income, and $16,281,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2016, the fund had $91,460,000 of ordinary income and $324,186,000 of long-term capital gains available for distribution.

At September 30, 2016, the cost of investment securities for tax purposes was $5,228,390,000. Net unrealized appreciation of investment securities for tax purposes was $3,248,759,000, consisting of unrealized gains of $3,408,700,000 on securities that had risen in value since their purchase and $159,941,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2016, the fund purchased $1,105,407,000 of investment securities and sold $820,962,000 of investment securities, other than temporary cash investments.

20

PRIMECAP Core Fund

G. Capital shares issued and redeemed were:

	Year Ended September 30,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	53,545	36,473
Issued in Lieu of Cash Distributions	15,403	20,364
Redeemed	(36,981)	(27,555)
Net Increase (Decrease) in Shares Outstanding	31,967	29,282

H. Management has determined that no material events or transactions occurred subsequent to September 30, 2016, that would require recognition or disclosure in these financial statements.

21

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Fenway Funds and the Shareholders of Vanguard PRIMECAP Core Fund: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard PRIMECAP Core Fund (constituting a separate portfolio of Vanguard Fenway Funds, hereafter referred to as the “Fund”) at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 15, 2016

Special 2016 tax information (unaudited) for Vanguard PRIMECAP Core Fund

This information for the fiscal year ended September 30, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $291,675,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

The fund distributed $84,999,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 91.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

22

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2016. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: PRIMECAP Core Fund
Periods Ended September 30, 2016
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	16.78%	17.55%	9.30%
Returns After Taxes on Distributions	15.47	16.51	8.69
Returns After Taxes on Distributions and Sale of Fund Shares	10.44	14.16	7.58

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

24

Six Months Ended September 30, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
PRIMECAP Core Fund	3/31/2016	9/30/2016	Period
Based on Actual Fund Return	$1,000.00	$1,087.80	$2.40
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.70	2.33

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.46%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

25

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

26

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

27

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of
the Board. Principal Occupation(s) During the Past
Five Years and Other Experience: Chairman of the
Board of The Vanguard Group, Inc., and of each of
the investment companies served by The Vanguard
Group, since January 2010; Director of The Vanguard
Group since 2008; Chief Executive Officer and
President of The Vanguard Group, and of each of
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing
Corporation; Managing Director of The Vanguard
Group (1995–2008).

IndependentTrustees
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years and Other
Experience: Executive Chief Staff and Marketing
Officer for North America and Corporate Vice President
(retired 2008) of Xerox Corporation (document manage-
ment products and services); Executive in Residence
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director
of SPX FLOW, Inc. (multi-industry manufacturing);
Director of the United Way of Rochester, the University
of Rochester Medical Center, Monroe Community
College Foundation, North Carolina A&T University,
and Roberts Wesleyan College.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
Occupation(s) During the Past Five Years and Other
Experience: Chairman and Chief Executive Officer
(retired 2009) and President (2006–2008) of
Rohm and Haas Co. (chemicals); Director of Tyco
International plc (diversified manufacturing and
services), HP Inc. (printer and personal computer
manufacturing), and Delphi Automotive plc
(automotive components); Senior Advisor at
New Mountain Capital.
Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years and
Other Experience: President of the University of
Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Sciences, and Professor of Communication, Annenberg
School for Communication, with secondary faculty
appointments in the Department of Philosophy, School
of Arts and Sciences, and at the Graduate School of
Education, University of Pennsylvania; Trustee of the
National Constitution Center; Chair of the Presidential
Commission for the Study of Bioethical Issues.
JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years and
Other Experience: Corporate Vice President and
Chief Global Diversity Officer (retired 2008) and
Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other
Experience: President and Chief Operating Officer
(retired 2009) of Cummins Inc. (industrial machinery);
Chairman of the Board of Hillenbrand, Inc. (specialized
consumer services), and of Oxfam America; Director
of SKF AB (industrial machinery), Hyster-Yale Materials
Handling, Inc. (forklift trucks), the Lumina Foundation
for Education, and the V Foundation for Cancer
Research; Member of the Advisory Council for the
College of Arts and Letters and of the Advisory Board
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.
Mark Loughridge
Born 1953. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years and Other
Experience: Senior Vice President and Chief Financial
Officer (retired 2013) at IBM (information technology
services); Fiduciary Member of IBM’s Retirement Plan
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.
Scott C. Malpass
Born 1962. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years and Other
Experience: Chief Investment Officer and Vice
President at the University of Notre Dame; Assistant
Professor of Finance at the Mendoza College of
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors
for Spruceview Capital Partners, and the Investment
Advisory Committee of Major League Baseball; Board
Member of TIFF Advisory Services, Inc., and Catholic
Investment Services, Inc. (investment advisors).
André F. Perold
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment
firm); Director of Rand Merchant Bank; Overseer of
the Museum of Fine Arts Boston.
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and
Other Experience: President and Chief Operating
Officer (retired 2010) of Corning Incorporated
(communications equipment); Chairman of the
Board of Trustees of Colby-Sawyer College;
Member of the Advisory Board of the Norris
Cotton Cancer Center.

Executive Officers
Glenn Booraem
Born 1967. Treasurer Since May 2015. Principal
Occupation(s) During the Past Five Years and
Other Experience: Principal of The Vanguard Group,
Inc.; Treasurer of each of the investment companies
served by The Vanguard Group; Controller of each of
the investment companies served by The Vanguard
Group (2010–2015); Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).
Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years and Other Experience: Principal of The Vanguard
Group, Inc.; Chief Financial Officer of each of the
investment companies served by The Vanguard Group;
Treasurer of each of the investment companies served
by The Vanguard Group (1998–2008).
Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Occupation(s) During the Past Five Years and Other
Experience: Head of Global Fund Accounting at The
Vanguard Group, Inc.; Controller of each of the invest-
ment companies served by The Vanguard Group;
Head of International Fund Services at The Vanguard
Group (2008–2014).
Anne E. Robinson
Born 1970. Secretary Since September 2016. Principal
Occupation(s) During the Past Five Years and Other
Experience: Managing Director of The Vanguard Group,
Inc.; General Counsel of The Vanguard Group; Secretary
of The Vanguard Group and of each of the investment
companies served by The Vanguard Group; Director
and Senior Vice President of Vanguard Marketing
Corporation; Managing Director and General Counsel
of Global Cards and Consumer Services at Citigroup
(2014–2016); Counsel at American Express (2003–2014).

Vanguard Senior ManagementTeam
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Michael Rollings

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q12200 112016

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: Rajiv L. Gupta, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2016: $69,000
Fiscal Year Ended September 30, 2015: $67,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2016: $9,629,849
Fiscal Year Ended September 30, 2015: $7,000,200

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2016: $2,717,627
Fiscal Year Ended September 30, 2015: $2,899,096

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended September 30, 2016: $254,050
Fiscal Year Ended September 30, 2015: $353,389

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended September 30, 2016: $214,225
Fiscal Year Ended September 30, 2015: $202,313

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2016: $468,275
Fiscal Year Ended September 30, 2015: $555,702

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.
(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FENWAY FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 17, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FENWAY FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: November 17, 2016
VANGUARD FENWAY FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: November 17, 2016

* By: /s/ Anne E. Robinson
Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number
33-32548, Incorporated by Reference.